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Exhibit 1

                           FACSIMILE STOCK CERTIFICATE



              Number                                          Shares







                          PACIFIC FINANCIAL CORPORATION


This Certificates that ______________________________________ is the owner of
_______________________ shares of the Capital Stock of PACIFIC FINANCIAL
CORPORATION                                           PAR VALUE $1.00
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
               this ____________             day of ____________A.D.____________







                                     (SEAL)




   --------------------------------                -----------------------------
              Secretary/Treasurer                                      President


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             CERTIFICATE FOR ___________ SHARES of the CAPITAL STOCK

                          PACIFIC FINANCIAL CORPORATION
                              Aberdeen, Washington


                                    ISSUED TO

                              ---------------------

                                      Dated

                              ---------------------



         For Value Received, _________ hereby sell, assign and transfer unto

_______________________________________________________________________________

_____________________________________________________Shares of the Capital

Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______________________________to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated____________________________________

                  In the presence of


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